400 West Ontario Street, Suite 1003, Chicago, Il., 60610
        Telephone: (952) 994-7651 or Fax: (651) 454-5143



                        October 25, 2007

ROBERT C. HARVEY
CHAIRMAN OF THE BOARD
     AND
CHIEF EXECUTIVE OFFICER



Dear Shareholder:

You are cordially invited to join us for our Annual Meeting of Shareholders to be held on Friday, December 14, 2007, at 11:00 a.m., local time, at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota.

The following notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

               ITEM                          RECOMMENDED VOTE

     1.   Election of five directors              FOR

     2.   Ratification of WIPFLI LLP              FOR

We have also included a proxy statement that contains more information about these items and the meeting.

Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the meeting by voting and signing the accompanying proxy card and promptly returning it in the enclosed envelope.


/s/ Robert C. Harvey

Robert C. Harvey
Chairman of the Board and Chief Executive Officer
                     OAKRIDGE HOLDINGS, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  TO BE HELD DECEMBER 15, 2006


TO THE SHAREHOLDERS OF COMMON STOCK
OF OAKRIDGE HOLDINGS, INC.

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Oakridge Holdings, Inc. (the "Company"), will be held on Friday, December 14, 2007, at 11:00 a.m., local time, at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota. The purposes of the meeting are:

     1. To elect five persons to serve as directors of the Company until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified.

     2. To ratify the appointment of WIPFLI LLP as the independent auditors of the Company for the fiscal year ending June 30, 2008, and

     3. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set October 17, 2007, as the record date for the meeting. This means that shareholders of Company's common stock, par value $.10 per share, at the close on that date are entitled to (1) receive notice of the meeting and (2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of shareholders of the Company entitled to vote at the meeting for inspection during normal business hours from October 15, 2007 through December 14, 2007, at the offices of Stinar HG, Inc., 3255 Sibley Memorial Highway, Eagan, Minnesota. This list will also be available at the meeting.


                            By Order of the Board of Directors

                            /s/ Robert B. Gregor

                            Robert B. Gregor
                            Secretary

Chicago, Illinois
October 14, 2007



TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THE PURPOSE. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.




                     OAKRIDGE HOLDINGS, INC.
                        400 W Ontario St
                           Suite 1003
                        Chicago, IL 60610

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD DECEMBER 14, 2007

     The Board of Directors of Oakridge Holdings, Inc. (the "Company") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2007 Annual Meeting of Shareholders of the Company. The meeting will be held on Friday, December 14, 2007 at 11:00 a.m., local time, or at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN. The proxies also may be voted at any adjournments or postponements of the meeting.
     A shareholder can revoke a proxy by any one of the following three actions: giving written notice to the Secretary of the Company, delivering a later dated proxy or voting in person at the meeting. The mailing address is 4810 120th Street West, Apple Valley, Minnesota, 55124. The date this Proxy Statement is first being mailed or given to shareholders is on or about October 25, 2007.
     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company. All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the meeting in accordance with the directions given in this proxy. Below is a list of the different votes shareholders may cast at the meeting pursuant to this solicitation.
         In voting on the election of five directors to serve until the 2008 Annual Meeting of Shareholders, shareholders may vote in one of three ways:
          (1)  in favor of all nominees,
          (2)  withhold votes as to all nominees, or
          (3)  withhold votes as to specific nominees.
     In voting on the ratification of the appointment of WIPFLI LLP as independent auditors, shareholders may vote in one of the three following ways:
          (1)  in favor of the proposal,
          (2)  against the proposal, or
          (3)  abstain from voting on the proposal.
Shareholders should specify their choice on each matter on the enclosed proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all nominees and FOR the proposal to ratify the appointment of WIPFLI LLP.
     The election of directors will require approval by a plurality of the voting power of the shares of the Company's common stock, par value $.10 per share (the "Common Stock"), voting in person or by proxy at the meeting. All other proposals will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected. For purposes of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting and have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.
     Only holders of Common Stock of record at the close of business on October 17, 2007, are entitled to vote at the meeting or adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held. On the record date, 1,431,503 shares of the Common Stock were issued and outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of 20% of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business. Holders of shares of Common Stock are not entitled to cumulate voting rights.
     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.



                         PROPOSAL NO. 1

                      ELECTION OF DIRECTORS

Board of Directors:
     The By-laws of the Company provide that the Board of Directors (the "Board") will determine the number of directors. The Board has set its size at five. The Board has nominated the five individuals below to stand for election as directors of the Company at the Annual Meeting.
     Should any of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may designate substitute nominees. If that occurs, the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of the substitute nominee or nominees.
     All nominees, except for Mr. Harvey and Mr. Gregor are "independent" as that term is defined in Rule 4200(a) of the National Association of Securities Dealers' Marketplace Rules, which is the standard for independence the Company has chosen for purposes of the disclosure required in this proxy statement by SEC rules (even though the Company's Common Stock is not listed on the Nasdaq Stock Market)

Recommendation of the Board of Directors Concerning the Election of Directors
     The Board of Directors of the Company recommends a vote For Robert Harvey, Robert Gregor, Hugh McDaniel, Pamela Whitney and Robert Lindman to hold office until the 2008 Annual Meeting of Shareholders. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.

Information about Nominees
     The following information has been furnished to the Company, as of October 25, 2007, by the persons who have been nominated by the Board to serve as directors for the ensuing year.
NOMINEES FOR          AGE     PRINCIPAL OCCUPATION        DIRECTOR
ELECTION                                                    SINCE
Robert C. Harvey      56      Chairman of the Board,        1992
                              Chief Executive Officer
                              and Chief Financial
                              Officer of the Company and
                              its wholly owned
                              subsidiaries
Robert B. Gregor      56      V.P. of Sales and             1993
                              Marketing of the Company's
                              wholly owned subsidiary
Hugh McDaniel         68      Real Estate Broker            1992
Pamela Whitney        55      Auditor for Wells Fargo       2003
                              Audit & Security
Robert Lindman        64      Retired, former owner of      2003
                              Golden Triangle Forms Co.

Other Information about Nominees
     Except as indicated below, there has been no change in the principal occupation or employment of the nominees during the past five years.
Mr. Harvey has been the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company and Stinar HG, Inc. since November 1992, and a director and President of Oakridge Cemeteries since November 1992.
     Mr. Gregor has been V.P. of Marketing and Sales and Secretary for Stinar HG, Inc. since January 1, 1999, and prior to joining Stinar HG, Inc. he was Senior Account Executive at E.F. Johnson Company since 1993.
     Mr. McDaniel is retired Commander of the United States Naval Reserves and has been a residential real estate broker since 1973.
     Ms. Pamela Whitney is presently an auditor for Wells Fargo Audit and Security since November 11, 2005, and prior to joining Well Fargo Audit and Security she was employed at the CPA firm of Epstein Weber & Conover, PLC and before that was an Inventory Exchange Supervisor at Phillips 66 from 2000 to 2005, and was at the CPA firm of Kilpatrick, Luster & Co., PLLC.
     Mr. Robert Lindman is presently retired. Prior to retiring in 2000, Mr. Lindman was the sole owner of Golden Triangle Forms Co. for 30 years.

         INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
     The business and affairs of the Company are managed by the Board, which met one time in person and two times by telephone during the fiscal year ended June 30, 2007. All of the directors attended all meetings of the Board and of the committees on which they served during the year. The Board of Directors has established three committees: the Compensation Committee, the Corporate Governance Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.
Compensation Committee
     The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company (other than the Chief Executive Officer) and makes recommendations to the Board of Directors concerning the compensation of the Chief Executive Officer of the Company. The Compensation Committee also determines any grants of stock or stock options. The Compensation Committee met once during fiscal year 2007. The Company's Compensation Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney. Corporate Governance Committee
     The Corporate Governance Committee addresses all matters of corporate governance, evaluates qualifications and candidates for positions on the Board, evaluates the performance of the Chief Executive Officer and the Board, and reviews succession plans and senior management performance. The Corporate Governance Committee met once in fiscal year 2007. The Company's Corporate Governance Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney. The Corporate Governance Committee does not have a charter. The Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders because the size and profile of the Company make it preferable for identification and evaluation of potential candidates to occur on a case-by-case basis.
Audit Committee
     The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Audit Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Audit Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee met four times in fiscal year 2007. The Audit Committee currently consists of, Hugh McDaniel, Robert Lindman and Pamela Whitney. The Company's Board of Directors will follow the advice of the Audit Committee on transactions that could have the potential appearance of not being at arm's length. The Audit Committee has determined that Pamela Whitney is an "audit committee financial expert" and is "independent" as defined by SEC rules.
Securityholder Communications
     The Board of Directors provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Executive Officer, Oakridge Holdings, Inc., 400 W. Ontario St., #1003, Chicago, IL, 60610, by U.S. mail. The communications will be collected by the Chief Executive Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.
     The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meetings of shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders. In 2006, all of the Company's directors attended the Company's annual meeting of shareholders.

                     DIRECTION COMPENSATION
     Each non-employee director of the Company is paid a $2,000 annual retainer fee, and all out-of-pocket expenses incurred on behalf of the Company are reimbursed.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     In the ordinary course of business, we may from time to time engage in transactions with other corporations whose officers, directors or employees are also directors or officers, or family members of directors or officers, of the Company. We may also engage in transactions with individuals who are, or are family members of, directors or officers of the Company. The Company has an unwritten policy under which the Audit Committee reviews these transactions to examine whether the transactions are conducted on an arm's length basis. The Audit Committee makes a recommendation to the Board whether to approve the proposed transaction, which the Board has historically always followed.
In all cases, these related-party transactions have been conducted on an arm's length basis, and none of the transactions require more specific disclosure under applicable SEC rules and regulations, except as described below.
     During fiscal years 2007 and 2006, amounts paid for non-audit compliance services to entities related to the Chief Executive Officer were $ 9,758 and $15,757, respectively. The Company also has a month-to-month operating lease for office space from the Chief Executive Officer and total rent expense was $24,600 under this lease in fiscal year 2007.


  PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT
     The following table sets forth information regarding beneficial ownership of Common Stock on October 25, 2007 by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each Named Executive Officer named in the Summary Compensation Table, by each director and nominee and all officers and directors as a group. The address for all executive officers and directors of the Company is the Company's business address.

NAME                                     NUMBER OF       PERCENT
                                            SHARES      OF CLASS
                                      BENEFICIALLY
                                          OWNED(1)
Robert C. Harvey*                                          28.0%
                                        433,879(2)
Robert B. Gregor*                                          13.0%
                                        197,689(3)
Hugh McDaniel*                               5,100          0.3%
Pamela Whitney*                                 --            --
Robert Lindman*                                 --            --
Jerry Kenline(4)                                            9.0%
                                           140,000
All directors and executive             636,668(2,3)         41.3%
officers
as a group (5 persons)

* Indicates directors and executive officers.
(1)Unless otherwise noted, all shares shown are held by persons possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member or a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(2)Includes 72,557 shares held by Mr. Harvey's wife and children in which Mr. Harvey may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Includes 110,000 shares that could be acquired upon conversion of a convertible subordinated debenture.
(3)Includes 8,125 shares held by Mr. Gregor's wife and children in which Mr. Gregor may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Also, 112,564 are held jointly by Mr. Gregor and his wife. Includes 35,000 shares that could be acquired upon exercise of an option and the conversion of the convertible subordinated debenture.
(4) Jerry Kenline maintains an address at 5535 Waterford Circle, Shorewood, MN 55331.

                     EXECUTIVE COMPENSATION
                   SUMMARY COMPENSATION TABLE
The following table sets forth certain information regarding compensation for the fiscal year ended June 30, 2007, provided to our Chief Executive Officer and Chief Financial Officer and our only other executive officer who earned remuneration exceeding $100,000 during fiscal year 2007 (the "Named Executive Officers").

                                  Non-Equity
                                   Incentive
                                     Plan       All Other
     Name and             Salary Compensation  Compensation Total
Principal Position  Year   ($)        ($)          ($)       ($)

Robert C. Harvey    2007 $221,292                          $221,292

Chairman of the
Board, Chief
Executive Officer
and Chief Financial
Officer

Robert B. Gregor    2007 $164,553                  $630    $165,183

Secretary and Vice
President of
Marketing and Sales

  The Company has not entered into employment agreements with any of the Named Executive Officers. The amounts listed in the table above under "All Other Compensation" represent live insurance premium payments made by the Company for Mr. Gregor. The Company did not make any grants of restricted stock, stock options, or other equity-based compensation to the Named Executive Officers during fiscal year 2007.

           OUTSTANDING EQUITY AWARD AT FISCAL YEAR-END
  The purpose of the following table is to provide information concerning unexercised options and equity incentive plan awards outstanding as of the end of fiscal year 2007 for each Named Executive Officer.


                              Option Awards
            Number of     Number of
            Securities    Securities
   Name     Underlying    Underlying     Option       Option
           Unexercised   Unexercised    Exercise    Expiration
           Options (#)   Options (#)    Price ($)      Date
           Exercisable  Unexercisable

Robert C.       -             -             -           -
  Harvey

Robert B.     10,000          -           $1.63     01/01/2009
  Gregor



The following table sets forth information with respect to the Company's Common Stock that may be issued under its 1999 Stock Incentive Plan (the "1999 Plan") as of June 30, 2007. The 1999 Plan is the only equity compensation plan of the Company in existence as of June 30, 2007 and was approved by the Company's shareholders on February 22, 1999.

              EQUITY COMPENSATION PLAN INFORMATION

                                                      Number of
                                                      securities
                    Number of                         remaining
                 securities to be    Weighted-      available for
                   issued upon        average      future issuance
                   exercise of     exercise price    under equity
                   outstanding     of outstanding compensation plans
Plan Category        options,         options,        (excluding
                   warrants and     warrants and      securities
                      rights           rights        reflected in
                                                      column 1)
Equity
compensation
plans approved        10,000           $1.63           165,000
by shareholders

Equity
compensation
plans not               -                -                -
approved by
shareholders
Total                 10,000           $1.63           165,000






     PROPOSAL NO. 2 -- RELATIONSHIP WITH AND APPOINTMENT OF
                      INDEPENDENT AUDITORS
     The Audit Committee has selected WIPFLI LLP, independent auditors, to audit the financial statements of the Company for the year ending June 30, 2008 and recommends that the shareholders vote for confirmation of such selection. Confirmation will require the affirmative vote by holders of a majority of shares present in person or represented by proxy, and entitled to vote on the matter.
     Representatives of WIPFLI LLP are expected to be present at the Annual Meeting with opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2008.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with in fiscal year 2007.

                     AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors consists of three members, Hugh McDaniel, Robert Lindman and Pamela Whitney, both of whom are independent as that term is defined in Rule 4200(a) of the National Association of Securities Dealers' Marketplace Rules.

     The Audit Committee oversees and monitors the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The Board of Directors has adopted a written charter of the Audit Committee, which is attached as Appendix A to this proxy statement.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including its system of internal controls. WIPFLI LLP, the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flow under generally accepted accounting principles. WIPFLI LLP reports directly to the Audit Committee.

     In fulfilling its responsibilities for the review of the audited consolidated financial statements for the year ended June
30, 2007, the Audit Committee:

-Reviewed and discussed the audited consolidated financial statements for the year ended June 30, 2007 with management and WIPFLI LLP.

-Discussed with WIPFLI LLP the matters required to be discussed in Statement of Auditing Standards No. 61 regarding communication with audit committees.

-Received written disclosure and the letter from WIPFLI LLP required by Independence Standards Board No. 1 and have discussed with the auditors the auditor's independence.

Based upon this review, the Audit Committee recommended to the full Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 filed with the Securities and Exchange Commission.


                                      THE AUDIT COMMITTEE
                                      ROBERT LINDMAN
                                      PAMELA WHITNEY
                                      HUGH MCDANIEL



                           AUDIT FEES
     Aggregate fees for professional services rendered for the Company by WIPFLI LLP, for the years ended June 30, 2007, and 2006, were:
                                          Fiscal       Fiscal
                                           2007         2006

Audit Fees                                $73,155      $76,466
Audit-Related Fees                           -            -
Tax Fees                                     -            -
All Other Fees                               -            -
                                         ---------    ---------
     Total                                $73,155      $76,466

The Audit Fees for the years ended June 30, 2007, and 2006, were the amounts billed for professional services in connection with the audits of the consolidated financial statements of the Company and Securities and Exchange quarterly (10-QSB) and yearly filings (10-KSB).
     The de minimis exception was not used for any fees paid to by WIPFLI LLP.
     The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining by the independence of WIPFLI LLP.


               PREAPPROVAL POLICIES AND PROCEDURES
     Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services. All auditing services and non-audit services provided by WIPFLI LLP must be preapproved by the Audit Committee. The non-audit services specified in Section 10A(g) of the Securities Exchange Act of 1934 may not be provided by WIPFLI LLP.
     In addition, the Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved by category of service. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee's responsibilities to management.

          SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's annual meeting for the fiscal year ending June 30, 2008, is expected to be held on or about December 12, 2008, and proxy materials in connection with that meeting are expected to be mailed on or about October 24, 2008. Except as indicated below, shareholder proposals prepared in accordance with the proxy rules must be received by the Company by, 2008 for inclusion in the proxy statement for the Company's 2008 annual meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than September 18, 2008 in order to be presented at the 2008 annual meeting of shareholders.

                          OTHER MATTERS
The management of the Company knows of no matter other than the foregoing to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have a discretionary authority to vote on the proposal.


                          MISCELLANEOUS
     THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED JUNE 30, 2007 IS ENCLOSED HEREWITH. SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO: CORPORATE SECRETARY, OAKRIDGE HOLDINGS, INC., 400 WEST ONTARIO STREET, SUITE 1003, CHICAGO, ILLIONOIS, 60610.

                              By Order of the Board of Directors

                              /s/ Robert Gregor

                              Robert Gregor
                              Secretary

October 25, 2007
                           APPENDIX A

                     OAKRIDGE HOLDINGS, INC.
                     AUDIT COMMITTEE CHARTER


                             PURPOSE

The Committee will provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board, including the Company's Code of Business Conduct. The Committee shall also oversee the independent auditors' qualifications and independence. The Committee will evaluate the performance of the Company's internal controls and independent auditors, including a review and evaluation of the engagement partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company.

                      COMMITTEE MEMBERSHIP

The Committee shall be appointed by the Board and shall comprise at least three directors. Each Committee member shall meet the requirements of the Stock Exchange listing standards, and federal laws and regulations, with respect to audit committees, as they may become applicable from time to time, as well as the requirements of the Company's Corporate Governance guidelines.
No member may serve on the audit committees of more than two public companies. Committee members may receive no compensation from the Company other than director's fees. All Committee members will be financially literate, and at least one member of the Committee will have accounting or related financial management expertise as determined by the Board. The Board will designate a Chairman for the Committee.

            COMMITTEE AUTHORITY AND RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company's financial controls and reporting processes on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

1. Independent auditors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the sole authority and responsibility to hire, evaluate and, where appropriate, replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The Committee shall discuss the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence. This process will include, at least annually, the Committee's review of the independent auditors' internal control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company. Annually, the Committee will review the qualifications and performance of the Company's current independent auditors and select the Company's independent auditors for the next year, subject to shareholder ratification.

2. Audit services. The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including their respective responsibilities.
The Committee shall approve in advance all audit engagement fees and the terms of all audit services to be provided by the independent auditors.

3. Permissible non-audit services. The Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

4. Review of interim financial statements; earnings releases. The Committee Chairman shall review the interim financial statements, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. The Committee will discuss the Company's policies and procedures with respect to earnings releases, financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

5. Review of annual audited financial statements. The Committee Chairman shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, including (a) their judgment about the quality, not just acceptability, of the Company's accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; and (c) the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies.

The Chairman of the Committee will also review with management and the independent auditors (a) major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles; (b) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies; and (c) the effects of alternative accounting methods and regulatory and accounting initiatives on the financial statements. The Chairman of the Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors' activities or on access to requested information, and any significant disagreements with management. The Chairman of the Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and the annual report on internal controls by the Chief Executive Officer and Chief Financial Officer, as received by the independent auditors.

Based on these reviews, the Committee will make a recommendation to the board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB.

6. Internal controls; disclosure controls and procedures. The Committee will review and discuss with management, and the independent auditors the Company's internal controls. The Committee will review and discuss the Company's disclosure controls and procedures, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief financial Officer.

7. Complaint procedures. The Committee will establish procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

8. Compliance programs. The Committee will review and discuss with management, the independent auditors the adequacy and effectiveness of the Company's Code of Business Conduct.

9. Report for inclusion in proxy statement. The Committee shall prepare the report that SEC rules require to be included in the Company's annual proxy statement.

10. Hiring of auditor personnel. The Committee shall set clear hiring policies with regard to employees and former employees of the independent auditors.

11. Charter. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

12. Annual performance evaluation. The Committee shall annually review its own performance.

13. Investigative authority. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

                        OUTSIDE ADVISORS

The Committee with the authority of the chairman of the board shall have the authority to retain such outside counsel, accountants, experts and other advisors as it deems appropriate to assist the Committee in the performance of its functions.

                            MEETINGS

The Committee will meet as often as may be deemed necessary or appropriate in its judgment, at least semi-annually each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum. The Committee will meet separately, at least semi-annually, with the independent auditors, and management to discuss any matters that they wish to bring to the Committee's attention.

The Committee shall report to the Board with respect to its meetings, including any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.